Other Assets	6 Months Ended
Jun. 30, 2011
Other Assets

The following table shows other assets as of June 30, 2011 and December 31, 2010:

	June 30, 2011	December 31, 2010
Green Series B Preferred shares pledged as collateral for the Landis II facility lease (1)	$ 250,000	$ 250,000
Note receivable pledged as collateral for the Landis II facility lease (2)	105,000	105,000
Lease and utility deposits	18,768	23,684
Certificate of deposit	25,838	25,462
Other	3,562	4,468
Total other assets	$ 403,168	$ 408,614

(1) On July 9, 2010, the Board of Directors approved the issuance of 50,000 shares of restricted Series B Preferred shares to Landis Salons II, Inc., a subsidiary of Green, to be used as collateral for a lease entered into by Landis Salons II to serve as the location for a new Landis Lifestyle Salon. These shares were then assigned to the landlord of Landis II as a security deposit with a related value of $250,000. The shares will be returned to Green after the second year of the lease term unless Landis Salons II is in default.

(2) On July 12, 2010, Landis Salons II, Inc. issued a promissory note in the principal amount of $105,000 payable to Wasatch Capital Corporation, which is a subsidiary of Nexia Holdings, Inc. Principal and interest, accruing at the rate of 5% per year, will be due on or before November 10, 2018. This promissory note was issued in exchange for a note receivable assigned to Landis Salons II, for $105,000 with the same terms. This note receivable was pledged as collateral for the Landis II facility lease. The pledge agreement will expire after the second year of the lease term unless it is in default. As of June 30, 2011, there was $5,077 of accrued interest on the note.